                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 12th day of August, 1996.

                                            INDEX, INC.
                                            (Registrant)

                                            By:

                                            ------------------------------------
                                                      David R. Little
                                                 Chairman of the Board and
                                                  Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints David R. Little and Gary A. Allcorn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                 TITLE                     DATE
                  ---------                                 -----                     ----

                                               Chairman of the Board, Chief     August 12, 1996
- ---------------------------------------------    Executive Officer and
               David R. Little                   Director (Principal Executive
                                                 Officer)

                                               Senior Vice President/Corporate  August 12, 1996
- ---------------------------------------------    Development and Director
               Jerry J. Jones

                                               Senior Vice President/Finance    August 12, 1996
- ---------------------------------------------    (Principal Financial and
               Gary A. Allcorn                   Accounting Officer)

                                               Director                         August 12, 1996
- ---------------------------------------------
                Cletus Davis

                                               Director                         August 12, 1996
- ---------------------------------------------
               Kenneth Miller

                                               Director                         August 12, 1996
- ---------------------------------------------
                Thomas V. Orr

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